1789 GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
July 31, 2020 (Unaudited)

COMMON STOCKS - 81.1%	Shares	Value
Communications - 5.1%
Advertising & Marketing - 5.1%
Interpublic Group of Companies, Inc. (The)	86,700	$1,564,935

Consumer Discretionary - 6.2%
Retail - Discretionary - 6.2%
Home Depot, Inc. (The)	7,125	1,891,616

Consumer Staples – 4.9%
Retail - Consumer Staples – 4.9%
Kroger Company (The)	43,500	1,513,365

Financials - 14.1%
Banking - 1.3%
JPMorgan Chase & Company	4,250	410,720

Institutional Financial Services - 3.9%
CME Group, Inc.	7,250	1,204,805

Specialty Finance - 8.9%
Fidelity National Financial, Inc.	34,700	1,122,892
First American Financial Corporation	31,250	1,594,063
		2,716,955
Health Care - 5.2%
Health Care Facilities & Services - 5.2%
UnitedHealth Group, Inc.	5,275	1,597,164

Industrials - 11.3%
Aerospace & Defense - 5.6%
Lockheed Martin Corporation	4,550	1,724,313

Commercial Support Services - 5.7%
Republic Services, Inc.	20,000	1,745,000

Materials - 10.8%
Chemicals - 5.5%
Celanese Corporation	17,200	1,671,840

Containers & Packaging - 5.3%
Packaging Corporation of America	16,750	1,610,010

1789 GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 81.1% (Continued)	Shares	Value
Real Estate - 13.5%
REIT - 13.5%
CoreSite Realty Corporation	14,000	$1,806,700
Crown Castle International Corporation	14,000	2,333,800
		4,140,500
Technology - 3.9%
Technology Services - 3.9%
Mastercard, Inc. - Class A	3,875	1,195,554

Utilities - 6.1%
Electric Utilities - 6.1%
NextEra Energy, Inc.	6,700	1,880,690

Total Common Stocks (Cost $21,865,415)		$24,867,467

MONEY MARKET FUNDS - 19.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.05% (a) (Cost $5,851,226)	5,851,226	$5,851,226

Total Investments at Value - 100.2% (Cost $27,716,641)		$30,718,693

Liabilities in Excess of Other Assets - (0.2%)		(61,510)

Net Assets - 100.0%		$30,657,183

(a)	The rate shown is the 7-day effective yield as of July 31, 2020.

See accompanying notes to Schedule of Investments.

1789 GROWTH AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS

July 31, 2020 (Unaudited)

1. Securities valuation

Portfolio securities of 1789 Growth and Income Fund (the “Fund”) are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Common stocks and other equity securities generally are valued using market quotations, but may be valued on the basis of prices furnished by a pricing service when Pinnacle Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). When quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of Pinnacle Capital Management Trust.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; these inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

1789 GROWTH AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,867,467	$-	$-	$24,867,467
Money Market Funds	5,851,226	-	-	5,851,226
Total	$30,718,693	$-	$-	$30,718,693

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended July 31, 2020.

2. Investment transactions

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

3. Federal income tax

The following information is computed on a tax basis for each item as of July 31, 2020:

The difference between the federal income tax cost of portfolio investments and Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Cost of portfolio investments	$27,745,195
Gross unrealized appreciation	$4,135,036
Gross unrealized depreciation	(1,161,538)
Net unrealized appreciation	$2,973,498